Investor and Analyst Day October 8, 2015 Exhibit 99.1

Investor & Analyst Day Agenda
9:00 am
Transformation of Capital Senior Living and Executing
Capital Senior Living’s Sustainable Growth Strategy
Larry Cohen
9:20 am
Operations
David Beathard
9:40 am
Sales and Marketing
Gary Fernandez
10:00 am
Acquisition Program
Joe Solari
10:20 am
Seniors Housing Lender Panel
Dan Biron, Berkadia
Roosevelt Davis, Fannie Mae
Laura McDonald,
Protective Life
10:40 am
Financial Overview
Carey Hendrickson
11:00
am
Break
11:15 am
Q&A
Larry Cohen
11:30 am
Lunch at The
Westin Governor Morris
12:15 pm
Transportation to Spring Meadows Summit
12:30 pm
Community Tour
1:15 pm
Dessert at Spring Meadows Summit
1:30 pm
Transportation to The Westin Governor Morris

Transformation of Capital Senior Living and Executing Capital Senior Living’s Sustainable Growth Strategy Larry Cohen Chief Executive Officer

Forward-Looking Statements
•
The forward-looking statements in this presentation are subject to certain risks and uncertainties that could cause results to differ materially, including, but not without limitation to, the Company’s ability to complete the refinancing of certain of our wholly owned communities, realize the anticipated savings related to such financing, find suitable acquisition properties at favorable terms, financing, licensing, business conditions, risks of downturns in economic conditions generally, satisfaction of closing conditions such as those pertaining to licensures, availability of insurance at commercially reasonable rates and changes in accounting principles and interpretations among others, and other risks and factors identified from time to time in our reports filed with the Securities and Exchange Commission
•
The Company assumes no obligation to update or supplement forward-looking statements in this presentation that become untrue because of new information, subsequent events or otherwise.

Non-GAAP Financial Measures
•
Adjusted EBITDAR, Adjusted EBITDAR Margin, Adjusted Net Income and Adjusted CFFO are
financial measures of operating performance that are not calculated in accordance with U.S.
generally accepted accounting principles (“GAAP”).  Non-GAAP financial measures may have material limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP.  As a result, these non-GAAP financial measures should not be considered a substitute for, nor superior to, financial results and measures determined or calculated in accordance with GAAP.  The Company believes that these non-GAAP measures are useful in identifying trends in day-to-day performance because they exclude items that are of little or no significance to operations and provide indicators to management of progress in achieving optimal operating performance. In addition, these measures are used by many research analysts and investors to evaluate the performance and the value of companies in the senior living industry.  The Company strongly urges you to review the reconciliation of net income from operations to Adjusted EBITDAR and Adjusted EBITDAR Margin and the reconciliation of net loss to Adjusted Net Income and Adjusted CFFO, each of which is included at the end of the Company’s earnings releases, along with the Company’s consolidated balance sheets, statements of operations, and statements of cash flows.

Capital Senior Living Well Positioned For
Sustainable Growth
•
Value leader in geographically concentrated regions providing quality seniors housing and care at reasonable prices
•
Highest percentage of wholly-owned communities among top seniors housing operators generating strong cash flow
•
Straight forward private-pay business model
•
Executing on disciplined accretive growth initiatives through acquisitions, conversions to higher levels of care, renovations and refurbishments
•
Industry benefits from need-driven demand, limited new supply and an improving housing market and economy

The Seniors Housing Market is Highly Fragmented
Independent Living Companies
75%
20%
25%
Top 10
Top 25
Assisted Living Companies
63%
29%
37%
Top 10
Source: IBISWorld, Provider Magazine, and Barclays Research
Top 10
Top 25
Top 25
Remaining Market

Largest U.S. Seniors Housing Operators
Rank
Company
Units
Operated
%
Owned
1
Brookdale Senior Living
110,443
33.8%
2
Holiday
Retirement
37,657
36.6%
3
LCS
32,172
14.9%
4
Five
Star Senior Living
31,267
9.8%
5
Sunrise
Senior Living LLC
22,561
0.0%
6
Erickson
Living
20,517
28.2%
7
Senior
Lifestyle Corporation
20,334
82.0% *
8
Atria
Senior Living Inc.
17,958
0.0%
9
Capital
Senior Living
Corporation
11,632
57.8%
10
Elmcroft
Senior Living
8,874
0.0%
Source: ASHA 50 2015
* Mostly minority interests in joint ventures

Capital Senior Living’s Competitive Advantages in
Highly Fragmented Industry
•
Exceptional talent and reputation
•
Economies of scale and operating efficiencies
•
Strong cash flow funds investments in technology, training, systems, renovations, refurbishments and accretive growth
•
Enhanced sales and marketing initiatives
•
Quality Assurance Programs

Capital Senior Living Geographic Concentration
•
Capital Senior Living operates 119 communities in geographically concentrated regions with the capacity to serve 15,200 residents
AR.
173
CT.
178
FL.
226
IA.
122
IL.
650
IN.
2,381
MI.
244
MN.
173
MO.
662
MS.
143
NC.
432
SC.
669
NE.
668
NJ.
98
NY.
537
OH.
2,172
TX.
3,870
VA.
317
CA.
408
Number of residents by State
Greater than 2,000
500 -
2,000
Less than 500
As of August 11, 2015
Resident Capacity By State
WI.
591
GA.
168
MA.
87
AZ.
189

Primary
Secondary
United States
Mexico
Oregon
Nevada
Utah
Arizona
Wyoming
South Dakota
Minnesota
Wisconsin
Iowa
Illinois
Kentucky
Texas
Georgia
West Virginia
Vermont
Maine
New Hamps
Massachus
Rhode Island
New Jersey
Delaware
Maryland
District of Columbia
Baja California
Sonora
Chihuahua
Coahuila
Nuevo León
Durango
Tamaulipas
Baja California Sur

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NIC MAP Markets Source: NIC MAP Capital Senior Living locations Capital Senior Living has operations in 29 of NIC-MAP’s 99 primary and secondary markets 11

Denver, CO
Houston, TX
Orlando, FL
Riverside, CA
Dallas, TX
Minneapolis, MN
Boston, MA
Tampa, FL
Phoenix, AZ
New York, NY
Chicago, IL
San Antonio, TX
Seattle, WA
Miami, FL
Las Vegas, NV
Pittsburgh, PA
Annual Inventory Growth
Annual Absorption
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
-3.0%
-4.0%
-4.0% -3.0% -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0%
Construction Units
0
500
1,000
1,500
2,200
Occupancy Change (bps)
-450
200

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Demand & Supply Conditions Affect Metro Areas Differently Seniors Housing – Primary Markets Supply and Demand Changes as of Q2 2015 Source: NIC MAP Data Service 12

Demand Pull/Cost Push Pressures Favor Senior Living
Age-
Restricted
Housing
Independent
Living
Assisted
Living
Memory
Care
Skilled
Nursing
Hospital
•
Aging, Demographics, Acuity Levels and Disabilities
•
Rising Penetration Rates
•
Fewer Family Caregivers
•
Social Engagement, Support and Emotional Well-Being
•
Accountable Care Organizations
•
Post Acute Care Collaboration
•
Fee-For-Service Framework vs. Quality and
Value-Based Outcomes (Cost Considerations)
Source: 2015 NIC for Seniors Housing & Care

Assisted Living Is a  Lower Cost Alternative for
Post-Acute Care
Higher Average Cost
Lower Average Cost
Acute Care
Post-Acute Care Continuum
Hospital
$1,819/day
Long-Term
Care Hospital
$1,450/day
Inpatient
Rehab Facility
$1,314/day
Skilled Nursing
Property
$432/day
$190/day
Home w/ Home
Health Care
Assisted
Living
$121/day
Sources: Medicare Payment Advisory Committee (MedPAC), Report to Congress, March 2012; American Hospital Association (AHA)
Statistics, 2012 Edition; Genworth Financial 2013 Cost of Care Survey; MEDICARE& MEDICAIDRESEARCH REVIEW/ 2012
Statistical Supplement; NIC MAP
®
Data Service 1Q 2013

18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
One Year
Three Years
Five Years
Ten Years
NPI
Apartment
Hotel
Industrial
Office
Retail
Seniors Housing

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Seniors Housing Yields Consistent High Investment Returns Source: NCREIF, NIC MAP Data Service NCREIF Annualized Total Investment Returns (1, 3, 5, 10-Year Periods, as of Q2 2015) 15

Transformation: Wholly-Owned Portfolio Growth 25 69 45 50 7 0 25 50 75 100 125 150 2010 Current Owned Leased Joint Venture 77 Total Properties Owned % 32.5% 58.0% 119 Total Properties 16

Q2 2010 Unit Mix

7.0%
26.4%
66.6%
IL
AL
CCRC

Q2 2015 Unit Mix

47.0%
53.0%
IL
AL

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Transformation: Increased Level of Care • Average monthly rent has increased from $2,754 in Q2 10 to $3,364 in Q2 15 17

Transformation: Significant Growth in Key Metrics
81.1%
88.0%
75.0%
80.0%
85.0%
90.0%
Q2 10
Q2 15
Occupancy
$188
$406
$0
$100
$200
$300
$400
$500
Q2 10
Annualized
Q2 15
Annualized
Resident Revenue
$0.64
$1.64
$-
$0.50
$1.00
$1.50
$2.00
Q2 10
Annualized
Q2 15
Annualized
CFFO Per Share
($ in millions)
33.1%
36.8%
30.0%
32.0%
34.0%
36.0%
38.0%
Q2 10
Q2 15
Adj. EBITDAR Margin

Transformation: Age of Portfolio
11.9
15.1
0
5
10
15
20
New Acquisitions
All Others
Average Age in Years
Currently 78 communities are undergoing conversions and
renovations to be completed in the next 18 months

Transformation: New Independent Directors
•
Strengthened the Board by adding 5 independent directors with extensive experience in seniors real estate and care:
•
Philip Brooks –
28 years experience in commercial real estate finance,
including $5B of seniors housing and healthcare financings
•
Rodney Hornbake, MD –
practicing physician specializing in geriatrics
and former Chief Medical Officer for large health services organizations
•
Kimberly Lody
–
executive-level experience in marketing services and
products to seniors and branding healthcare companies
•
Ronald Malone –
public company executive and board experience with
extensive senior level operational experience in healthcare and wellness services
•
Michael Reid –
34 years of senior-level investment banking, public REIT
and real estate experience

Transformation: New Key Senior Personnel
•
New positions:
•
Vice President Corporate Development
•
Two Regional Operations Vice Presidents
•
Quality and Clinical Director
•
Regional Clinical & Quality Assurance Director
•
New people in key positions:
•
Chief Financial Officer
•
Vice President National Marketing & Sales
•
Director of Human Resources

17.9% CAGR
$305
$343
$38(

17.9% CAGR
$69
$92
$110
$120
$133
2010
2011
2012
2013
2014

22.5% CAGR
$0.64
$0.91
$1.08
$1.33
$1.44
2010*
2011*
2012*
2013*
2014*

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Transformation: Consistent Significant Growth in
Key Metrics
Revenue *
Adjusted  EBITDAR
($ In Millions)
$197
$257
$305
$343
$380
2010
2011
2012
2013
2014
* Excludes community reimbursement revenue and management services revenue
Adjusted EBITDAR Margin
Adjusted CFFO per share
32.4%
35.0%
35.4%
34.9%
35.9%
2010
2011
2012
2013
2014
* Excludes prepaid resident rents and tax
savings related to cost segregation studies
of $0.25 in 2012 and $0.14 in 2013
($ In Millions)

Operations David Beathard Senior Vice President, Operations

Mission Statement
“We
are
committed
to
providing
quality
housing
and
services
based
on
the
highest
standards
of
excellence
in
the
industry.
Our
goal
is
to
enrich
the
daily
lives
of
our
senior
residents
by
providing
an
environment
that
stimulates
them
physically,
mentally
and
emotionally.”

Capital SENIOR LIVING

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Capital
Senior
Living’s
Greatest
Resource
–
Our
Employees
•
Starts with hiring the right people with a heart for seniors
•
Most important hire is the Executive Director with senior housing experience
•
Community empowerment is essential due to the local nature of the markets that we serve
•
Empowerment requires Capital Senior Living’s ARA Management
Philosophy:
A –
authority and autonomy
R –
responsibility
A –
accountability
•
Regional and corporate team are a support and resource to our onsite operations

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Operations and Marketing Organization Chart
Keith Johannessen (37)
President & COO
Glen Campbell (43)
Vice President Asset
Management
2 Project
Managers
David Beathard (41)
Senior Vice President
Operations
4 Regional
Managers
2 District
Managers
Greg Boemer (21)
Vice President
Operations
5 Regional
Managers
1 District
Manager
Gary Fernandez (18)
Vice President –
National Sales &
Marketing
eMarketing
Director
9 Marketing
Regionals
Regional
Clinical
Quality &
Clinical
Director
Director of
Human
Resources
Employee
Relations,
Benefits and
Payroll
(32) –
Average Years of Senior Housing Experience

•
Regional/District Operations Managers average 17 years of
senior housing experience
•
10 of 12 Regional/District Operations Managers were promoted from Capital Senior Living Executive Directors
•
Regional Marketing Directors average 18 years of senior
housing experience
•
6 of 9 Regional Marketing Directors were promoted from Capital
Senior Living Sales Directors
Experienced Corporate Team

•
Capital Senior Living has transformed over the past 4 years
from predominantly an Independent Living operator to 53%
Assisted Living/Memory Care and 47% Independent Living
•
Increased the utilization of technology:
•
Real Page resident assessment tool and associated level of care charges commenced June 2012
•
Level of care charges have increased 35% Q2’14 to Q2’15
•
Employee
online
training
through
Redilearning
rolled
out
in
January 2015
•
Capital Senior Living University orients new Executive
Directors to Capital Senior Living System
Capital Senior Living System

Capital Senior Living System –
Continued
•
Increased Risk Management Programs:
•
Quality Assurance Program led by Quality and Clinical Services
Director and a Regional Clinical Director, both RNs
•
Established Quality Assurance Committee (President, 2 VPs of
Operations and General Counsel)
•
Perform care audits and develop improvement plans
•
Developed quarterly Regional Manager audit tool
•
Developed monthly community self-audit to identify and quantify trends on care metrics
•
Developed an enhanced Work Place Safety Program

Organic Growth
•
Focus on occupancy improvement through weekly meetings on
communities with occupancy below 90% focusing on pricing
and marketing initiatives
•
Increase average rents through level of care charges, market rents and in-house rent increases:
•
Effective September 1
st
, increased market rents by 3% on all
communities with occupancies 93% or greater
•
Increased market level of care charges by 10% on 9/1 and in-
house on 10/1
•
In-house rents increased by 3% on resident one-year
anniversary dates on all communities

Organic Growth
•
Proactive expense management including:
•
Group Purchasing Program discounts through Premier GPO,
including US Food program (average savings of 16.5% for past
4.5 years).
•
Fixed discounted electricity rates of $0.05 per KWH through 2019 in Ohio and 2020 in Texas
•
Spenddown sheets tied to reduction in expenses based on
occupancy and billing compared to budget
•
Converting units to higher level of care
•
Cash flow and value enhancing renovations and refurbishments in process on 78 communities

Transformation of Sales and Marketing Gary Fernandez Vice President, National Marketing and Sales

Sales & Marketing Overview
•
Increased focus on sales
•
Daily focus calls:  review hot prospects, next steps, outreach marketing
•
Weekly Matrix Care / REPS review and accountability
•
Weekly zone calls
•
Continue to build brand awareness
•
Re-branding started in 2012
•
Branded marketing materials
•
Increase web traffic and leads
•
Better lead tracking
•
Implement API system with website and Internet referral partners
•
Industry challenges:
•
Changing resident profile
•
Higher acuity
•
More need driven

Marketing Initiatives

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Bring an Aging Family Member "Home for the Holidays"
GREENVILLE PLACE
greenvilleplace.org
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Honoring Our Veterans
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Field Marketing

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Building Brand Awareness
Flyer example
Postcard example
Storefront Order
Screen
•
Capital Senior Living continues its aggressive branding strategy to develop name recognition, market awareness and to position our quality products and services with our core customers.

Capital
THE WATERFORD AT PANTEGO
waterfordatpantego.com

Capital
SENIOR LIVING
THE WATERFORD AT PANTEGO
2600 W. Park Row Drive
Pantego, TX 76013
817-226-2650
waterfordatpantego.com

Capital
HOME
SERVICES
AMENITIES
GALLERIES
DINING
COMMUNITY LIFE
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COMMUNITY

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New Vehicle Wraps • Vehicle wrap design mirrors community website home page and print media, branded collateral 36

Capital
THE WELLINGTON
AT ARAPAHO
A SENIOR LIVING COMMUNITY
600
60"
96"
18.21 in
12 in
Front Elevation
Side Elevation

Capital
THE WELLINGTON
AT ARAPAHO
A SENIOR LIVING COMMUNITY

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New Property Signage New property monument sign rendering 37

Transformation of Lead Generation Shift in Media and Marketing

Transformation of Lead Generation
•
Technology and changing consumer behaviors have altered the
landscape in senior living marketing
•
Today’s consumer decides:
•
When to evaluate
•
Where to turn for answers
•
Who should be on the short list for consideration
•
Capital Senior Living has changed the way and sources we use to market our products and services

Transformation of Lead Generation
•
220 million Americans have registered their number on the
Federal Trade Commission’s National Do Not Call Registry
•
86 percent of television viewers use technology to skip
advertising
•
Newspaper paid circulation has been on a steady decline for
the past 20 years
•
Nearly half of all direct mail is never opened

Transformation of Leads: The Internet
•
Internet leads represent approximately 50% of all new lead
generation in the senior living industry
•
Capital Senior Living: Internet leads represent 64% of total leads
•
Capital Senior Living: Internet referral partners represent 51% of total leads
•
Internet lead development:
•
Capital Senior Living website/organic leads
•
Pay-per-click
•
SEO
•
Pay per move-in sources
•
A Place for Mom
•
Caring.com
•
OurParents.com
•
SeniorHousingNet.com (pilot program)

Transformation of Lead Generation
3,250
1,348
1,190
922
12,615
2,253
485
831
0
2,000
4,000
6,000
8,000
10,000
12,000
14,000
Internet Referrals
Family/Friend
Traditional Media
Professional Referral
1Q/2Q 2012 vs. 1Q/2Q 2015 Lead Generation Trends
2012
2015
+11.2%
Capital Senior Living Executive Report/Standing Dog/Matrix Care

Capital Senior Living Quarterly Web Traffic Trends
118,679
124,521
131,495
137,396
0
25,000
50,000
75,000
100,000
125,000
150,000
Q1
Q2
Q1 and Q2 Capital Senior Living Web Traffic Trends
+11.2%
+10.3%
+10.8%
Capital Senior Living Executive Report/Standing Dog
2014
2015

Capital Senior Living Website Lead Generation
1,048
1,029
2,077
1,122
1,168
2,290
0
1,000
2,000
Q1
Q2
Total
Q1 and Q2 Capital Senior Living Web Leads Trends
+11.2%
+10.3%
Capital Senior Living Executive Report/Standing Dog
2014
2015

Email Trigger and Nurturing Program
•
Capital Senior Living launched a very robust Email Trigger and
Nurturing Program in Q1 2015 as a way to actively engage
prospects throughout the selling cycle.
•
Email Trigger and Nurturing Program
•
Includes all new lead contacts
•
Allows us to mine our existing database of prospects
•
Content is centered on Capital Senior Living, our network of communities and senior living topics
•
Interactive invitations to community events and ongoing follow up

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Major General Doug Bunger's Art Exhibit and Sale
Date: 6/13/2015 . Time: 10am-2pm .
Join West Shores as they host Major General Doug Bunger's Art Exhibit and Sale. Major General Doug Bunger was born and grew up in AR. He graduated from the University of Arkansas at Fayetteville in 1967 with a BA in Business. He earned his Masters at University of San Francisco in 1974 in Public Administration. He served in the US Air Force for 31 years. A portion of the proceeds will be donated to Recovery Point Ministries of Hot Springs where Major General Doug Bunger is on the Board. This Ministry is a faith based non-profit Christian Ministry for Women to help them rebuild their lives through Jesus Christ. Other artists will also be displaying their pieces for sale.
Call or visit us online today for more information or to schedule a complimentary lunch or tour!
West Shores is a 17-acre community in Hot Springs in a park-like setting with walking paths and views of Lake Hamilton. We offer Independent Living and Assisted Living as well as desired services and amenities in every studio, one- and two-bedroom apartment home. Our residents enjoy social and recreational programs on site and have access to transportation for trips to historic downtown Hot Springs with its thermal baths, National Park Community College for senior classes and three nearby malls. Residents also enjoy massage therapy, meal delivery and Bible studies. Primary Care Medical Clinic has a facility in our community, while Mercy Hospital and National Park Medical Center are nearby.
Get Directions
WEST SHORES
westshores.org

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ome to Capital Senior Living
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Community Life
You can view upcoming events and activities in the Community Life tab on your community's website.
Read More »
Blog Resources
View our recent blog for tips, articles, topics and resources related to senior living.
Read More »
Latest News
Stay informed with the latest news updates about Capital Senior Living and our communities.
Read More »
Chef Spotlight
Our communities feature top chefs that make the dining experience a resident favorite.
Read More »
The Dining Experience

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Event Email and Trigger Email Creative 46

Capital SENIOR LIVING

Capital
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Thank you for attending a tour of our community.
Please assist us in enhancing our processes by completing this short survey regarding your experience.
Senior Living Options
Capital
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We value you as a resident and hope that you enjoy living at your community.
If you know other people that would enjoy living at your community or one of our other Capital Senior Living
Capital
Capital

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Prospect Tour Surveys and Resident Referral Forms 47

Call Center
•
Capital Senior Living launched its Call Center to serve as a link between our customers / prospects and a Capital Senior Living community.  The center gives customers immediate access to
information when they need it most
•
Call Center objectives
•
Immediate response to calls/inquiries
•
Increase call-to-tour conversion ratios
•
Better tracking of calls/inquiries
•
Incoming traffic to Call Center
•
Capital Senior Living website and online directories such as
SuperPages.com, Yellow Pages.com, etc.
•
Call-to-tour conversion ratio average 30% through 2Q 2015

Capital Senior Living Sales Initiatives

Capital Senior Living Sales Systems
•
In order to effectively manage the sales process, it is important to have good sales systems in place
•
What systems are in place at Capital Senior Living
communities?
•
Inquiry system: to capture and convert traffic to on-site visits
•
Referral prospecting system:  to drive traffic
•
Visit planning system: to get deposits and schedule next step in process
•
Follow up system: to work those NOT ready to buy today, which is the MAJORITY of our leads
•
Source: Bild & Company

Capital Senior Living Sales: Closing Ratios
26
23
27
27
0
5
10
15
20
25
30
Q1
Q2
2014 vs. 2015 Closing Ratio % Trends
2014
2015
Closing Ratio % Based on Net Deposits/Tours
Capital Senior Living Month End Compliance and Occupancy Reports / REPS
Industry Trend Source: Bild & Co.
IL Industry
Average
IL Industry
Average
AL Industry
Average
AL Industry
Average

Acquisition Program Joe Solari Vice President Corporate Development

53
General Acquisition Criteria
•
IL, AL and MC communities located in geographically
concentrated regions
•
Predominantly private-pay
•
Recently built or renovated
•
Single properties or portfolios
•
Building
size
=
75
-
150
units
•
Strong occupancy, average rents and margins
•
Favorable demographics

Types of Deals
Brokered
•
National and
local brokers
•
Seniors
housing
•
Multi-family
Off-Market
•
Local / regional
developers
•
“Moms and
pops”
•
Industry
relationships /
referral sources
•
Repeat sellers
“Quasi” Off-
Market
•
Brokers and
sellers who
approach only
3-5 qualified
buyers

Competition for Deals
Public
REITs
Prefer larger
transactions in
major
metropolitan
markets
Need to partner
with operators
Non-
Traded
REITs
Prefer larger
transactions but
will compete for
single properties
Will buy in
primary and
secondary
markets
Need to partner
with operators
Private
Equity
Firms
Prefer newer,
larger, Class A
properties and
portfolios
Will buy in
primary and
secondary
markets
Need to partner
with operators
Other
Operators
Not very active
on their own
Most participate
via a capital
partner

Capital Senior Living Competitive Advantages
•
Name recognition
•
Long and successful track record of closing on a timely basis
•
Certainty in securing financing
•
Reputation for being responsive, fair and “straight-shooters”
•
Owner / operator
•
Sellers deal with one party (i.e., no capital partner)
•
Continuity of operations post-closing
•
Staff and resident comfort level with Capital Senior Living

Acquisition Activity
Jan 2011 –
Aug YTD 2015
Market
Off-Market
Tot./Avg.
Signed Confidentiality
Agreements (CA’s)
184
83
267
Pct.
Of Total CA’s Signed
69%
31%
100%
Offers Submitted
55
45
100
Pct. of Signed CA’s
30%
54%
37%
# of Properties
99
124
223
Offers
Accepted
19
27
46
Pct. of Offers Submitted
35%
60%
46%
# of Properties
19
53
72
Properties Acquired
14
36
50
Pct.
Of Total Properties Acquired
28%
72%
100%

Keys to Off-Market Success
•
Extensive industry relationships
•
Name recognition and track record of closing acquisitions
•
Establishing rapport and trust with sellers and local brokers
•
Discipline and persistence
•
Doing the little things that matter:
•
Returning
all
unsolicited
calls
–
no
matter
how
speculative
•
Being accessible and responsive
•
Following
through
–
doing
what
we
say
we’re
going
to
do
•
Keeping transactions confidential

Acquisition Process & Timeline
Sign
Confidentiality
Agreement
Initial
Underwriting
and
Submittal of
Letter of
Intent
•
2-3 weeks
Negotiation
and
Execution of
Purchase &
Sale
Agreement
•
2-4 weeks
Due
Diligence
and
3
rd
Party
Reports
•
4-6 weeks
Financing
Commitment
and
Licensure
Approval
•
4-6 weeks

A Team Approach
Acquisitions
* Relationship with
Broker and/or Seller
* Underwriting &
Financial Modeling
*  Negotiation of LOI &
Purchase & Sale
Agreement
* Coordination of Due
Diligence
Legal
•
Purchase & Sale
Agreement
•
Legal Due
Diligence
•
Title & Survey
•
Licensure
Operations
•
Operational Due
Diligence
•
Transition Planning &
Execution
Finance
•
Debt Financing
•
Property Tax
Analysis
•
Closing Prorations
•
Settlement
Statement
•
Financial Due
Diligence
•
Treasury &
Accounting
Transition

Excerpt from The Daily Star
Oneonta, NY -
May 31, 2015
"We knew that, at some point, we would sell," Biedenkopf said by phone Sunday. "There were a lot of suitors.. but Capital Senior
Living rose above the others, with phenomenal depth and scope of experience and an appreciation for what The Plains offers.”
“Of course we are emotional … this is a business about caring for people," Biedenkopf said in the release. "At the same time, there is such pride in the accomplishments of The Plains community, and a genuine confidence in the capabilities of Capital. So, overall,
I truly am happy about the handing over of the Heritage to Capital
Senior Living.”

Seller Testimonials
•
“You and your team have made this potentially very stressful experience a very good one.”
•
“This has been a tremendous experience. I know my people are in good hands or I would not have proceeded! My sincerest thanks to all of you for making this as pain free as is humanly possible.”
•
“It was a true pleasure dealing with you on these transactions.
Susan and I wish you and Capital Senior Living the best in the future operations of these facilities.  You are a class act and we appreciate your hard work, dedication, honesty and patience in getting these deals closed.”

Seniors Housing Lender Panel Moderator: Carey Hendrickson, Chief Financial Officer Dan Biron, Berkadia Commercial Mortgage Roosevelt Davis, Fannie Mae Laura McDonald, Protective Life Insurance Company

Financial Overview Carey Hendrickson Chief Financial Officer

Multiple Avenues of Growth
•
Core Growth
•
Conversion of units to higher levels of care
•
Accretive acquisitions
•
Will add back communities currently excluded from our non-
GAAP financial measures when repositioning is complete

Core Growth
•
Goal is to increase revenue at a rate 50 to 100 bps higher than expenses
•
Occupancy growth is resulting in pricing power
•
Continue to enhance sales and marketing initiatives
•
Renovations and refurbishments enhance growth prospects
•
Proactive expense management
•
Wage pressure is not a concern

Conversions:
Significant
Increases
in
Occupancy,
Revenue
and CFFO
Occupancy
Prior
to
Conversions
(1)
IL
AL
Total
Total
Units
6,192
5,434
11,626
Occupied
Units
5,287
4,869
10,156
Occupancy
%
85.4%
89.6%
87.4%
Planned IL to AL Conversions
IL
AL
Vacant
Units
(225)
225
At 90% Stabilized Occupancy
203
Incremental
Conversions
(175)
175
(1)
As of June 30, 2014 -
excludes CCRC’s , Autumn
Glen, and Veranda Club
Occupancy
After
Conversions
IL
AL
Total
Total
Units
5,792
5,834
11,626
Occupied Units
5,112
5,247
10,359
Occupancy %
88.3%
89.9%
89.1%
Annual Financial Impact
Incremental CFFO:
Approx. $0.20 per share
Initial 400 Units Converted

Significant Occupancy Improvement After Conversion
50%
55%
60%
65%
70%
75%
80%
85%
90%
95%
100%
Prior to Conversion
June 30, 2015
80.5%
92.7%
•
Occupancy has increased 122 basis points at communities where conversions were completed in 3Q and 4Q 2014

Conversions: Significant Increases in Occupancy,
Revenue, and CFFO
•
400 units converted at June 30, 2015
•
Includes 94 units at two of the four communities currently
excluded from our Non-GAAP results
•
$0.20 per share of CFFO
•
100 units to be converted in second half of 2015
•
$0.03 per share of CFFO
•
200 units to be converted in 2016
•
$0.05 per share of CFFO

Strategic Accretive Acquisitions
*Based on share count at time of transaction      (in millions except number of communities)
2011
2012
2013
2014
Jan –
Aug
2015
Combined
Purchase
Price
$83.4
$181.3
$150.4
$160.2
$109.0
$684.3
Communities
7
17
11
8
7
50
Units
551
1,367
881
819
602
4,220
Debt
$59.3
$129.5
$112.3
$119.7
$78.9
$499.7
Weighted
Average Int. Rate
5.1%
4.5%
5.4%
4.5%
4.2%
4.7%
Equity
$24.1
$51.8
$38.1
$40.5
$30.1
$184.6
First Year Revenue
$21.3
$49.1
$35.1
$36.4
$24.2
$166.1
First Year
EBITDAR
$7.3
$19.1
$14.1
$15.0
$9.7
$65.2
First Year Cash Flow from
Operations (CFFO)
$3.4
$9.1
$5.8
$6.7
$4.6
$29.6
First Year CFFO per share*
$0.13
$0.34
$0.20
$0.23
$0.16
$1.06
Cash
on Cash Return
14.1%
17.6%
15.2%
16.5%
15.3%
16.0%

Strategic Accretive Acquisitions
•
Have achieved an average cash on cash return of 16.0%
•
Cash has come from internally generated cash flow
•
Pipeline is robust
•
Financing environment remains favorable

Balance Sheet
•
As of June 30, 2015 (in millions)
ASSETS
Cash and Securities
$ 51.7
Other Current Assets
23.8
Total Current Assets
75.5
Fixed Assets
811.1
Other Assets
35.4
TOTAL
ASSETS
$ 922.0
LIABILITIES
& EQUITY
Current
Liabilities
$ 71.4
Long-Term
Debt
660.2
Other
Liabilities
55.9
Total
Liabilities
787.5
Stockholders’ Equity
134.5
TOTAL
LIABILITIES &
EQUITY
$
922.0

Debt Overview : 100% Mortgage Debt
Debt Maturities
Weighted Average Interest Rate
(In thousands)
$636,096
$0
$0
$0
$43,660
$0
$0
$0
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
2021 &
After
2020
2019
2018
2017
2016
2015
Average duration of debt is 8 years,
with approximately 94% of all debt
maturing in 2021 and after
Weighted Average Interest
Rate has decreased 136 bps
since 2010
* This debt is scheduled to be refinanced in the fourth quarter of 2015.
*
73
6.00%
5.79%
5.25%
5.25%
4.70%
4.64%
4.00%
4.50%
5.00%
5.50%
6.00%
6.50%
2010
2011
2012
2013
2014
2015
YTD

Impacts of a Rising Interest Rate Environment
•
Ninety-eight percent of existing debt has fixed interest rates
•
Increases in short-term rates do not necessarily result in
increases in long-term rates
•
The rising income of our residents would allow us the
opportunity to implement higher rate increases
•
Increases in short-term rates would increase the cost of
construction and limit new supply
•
Lenders would seek out borrowers like Capital Senior Living
with high credit quality and a strong balance sheet
•
Cash-on-cash returns from acquisitions are expected to remain in the mid-double digits

Accelerated CFFO Growth through 2018
Note: This chart illustrates the potential financial impact of successful execution of our strategic plan; it is not intended as financial guidance.  Please see Capital Senior Living’s disclosure related to forward-looking statements.
•
EBITDAR would increase approximately 50%, or $75M, through 2018
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
2015
2016
2017
2018
Canton &Towne ($0.08 thru
2018)
200 Conv ($0.05 incremental
in total)
100 Conv ($0.03 incremental
in total)
400 Conv (additional $0.15;
$0.05 included in 2015)
Acquisitions ($0.20 per
year)
Core Growth ($0.15 per
year)
Base (2Q15 Annualized)

Investor and Analyst Day October 8, 2015

Q & A

Investor and Analyst Day October 8, 2015